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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                              ---------------------


Date of Report (date of earliest event reported): January 19, 2001
                                                  ----------------

                               Dime Bancorp, Inc.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


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
       Delaware                    6-13094                  11-3197414
----------------------          -------------        -------------------------
(State or Other Jurisdiction     (Commission              (IRS Employer
     of Incorporation)           File Number)           Identification No.)
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589 Fifth Avenue, New York, New York                                10017
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 (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170
                                                    --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if changed since last Report)




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Item 5. Other Events.

        On January 19, 2001, Dime Bancorp, Inc. (the "Registrant"), issued a press release announcing its preliminary financial results for the fourth quarter of 2000. The press release has been filed as an exhibit to this Current Report and is incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


        The following exhibit is attached to this Current Report.

        99 - Press Release, dated January 19, 2001, issued by the Registrant.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      DIME BANCORP, INC.



                                      By:       /s/ James E. Kelly
                                                ----------------------------
                                                James E. Kelly
                                                Executive Vice President and
                                                General Counsel



Date: January 19, 2001



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                                  EXHIBIT INDEX


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Exhibit                                   Item                                                         Page
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

  99                           Press Release, dated January 19, 2001,                                   5
                               issued by Dime Bancorp, Inc.


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